UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2008
NATIONAL RETAIL PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida		32801

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (407) 265-7348
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The registrant entered into an Underwriting Agreement, dated February 27, 2008, among the registrant and Citigroup Global Markets Inc., Banc of America Securities LLC and Wachovia Capital Markets, LLC for the sale of up to $253 million of its convertible senior notes (including $33 million principal amount of such securities to cover over-allotments, if any) (the “Notes”). The Notes constitute a separate series of debt securities to be issued under an Indenture, dated as of March 25, 1998, as supplemented by the Ninth Supplemental Indenture, dated as of March 4, 2008.
     The Notes will bear interest at 5.125% per annum and will mature on June 15, 2028. Interest on the Notes is payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2008. The Notes are convertible, subject to various conditions, into cash and at the Company’s option, cash, common stock or a combination thereof in accordance with at an initial conversion price of $25.42 per share. The initial conversion price is equivalent to a conversion rate of 39.3459 shares per $1,000 principal amount of Notes. The Notes may be converted at the option of the holder at any time on or after June 17, 2013, and prior thereto only upon the occurrence of specified events.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-132095) of the registrant and are filed herewith for incorporation by reference into such Registration Statement.

1.1	Underwriting Agreement, dated February 27, 2008, by and among the registrant and Citigroup Global Markets Inc., Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

4.1	Form of Ninth Supplemental Indenture between National Retail Properties, Inc. and U.S. Bank National Association.

4.2	Form of Note due 2028.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the registrant.

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the registrant.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Christopher P. Tessitore
Name: Title:	Christopher P. Tessitore Executive Vice President, General Counsel and Secretary
Dated: March 4, 2008

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 27, 2008, by and among the registrant and Citigroup Global Markets Inc., Banc of America Securities LLC and Wachovia Capital Markets, LLC, as the representatives of several underwriters named therein.

4.1	Form of Ninth Supplemental Indenture between National Retail Properties, Inc. and U.S. Bank National Association.

4.2	Form of Note due 2028.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the registrant.

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the registrant.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).